SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                              ---------------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 22, 2001



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


               Tennessee               0-14289                 62-1222567
               ---------               -------                 ----------
   (State or Other Jurisdiction      (Commission            (I.R.S. Employer
         of Incorporation)            File Number)         Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (423) 639-5111
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 5. Other Events.
--------------------

     On August 29, 2001, the Registrant's wholly owned subsidiary, Greene County Bank, issued a press release announcing that on August 22, 2001 it had entered into a non-binding letter of intent with SunTrust Bank to acquire three SunTrust branches in Hawkins County, Tennessee. The transaction is subject to further negotiation and will not be consummated until Greene County Bank and SunTrust enter into a definitive agreement. See the attached press release, at Exhibit 99.1, for further information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

   (a) - (b)      Not applicable.

         (c)      The following exhibit is filed as part of this report.

                  Exhibit 99.1      Press release dated August 29, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        GREENE COUNTY BANCSHARES, INC.


Date:   August 29, 2001                 By:  \s\ R. Stan Puckett
                                             ----------------------------------
                                             R. Stan Puckett
                                             President, Chief Executive Officer
                                                and Director
                                             (Duly Authorized Representative)